Fees Summary	Aug. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	11,270.32
Total Transaction Valuation	73,614,091.00
Total Offset Amount	0.00
Net Fee	$ 11,270.32